UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________
FORM 8-K
 ___________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2020
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Kforce Inc.
Exact name of registrant as specified in its charter
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Florida	000-26058	59-3264661
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.
1001 East Palm Avenue, Tampa, Florida 33605
Address of principal executive offices Zip Code
Registrant’s telephone number, including area code: (813) 552-5000
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 per share	KFRC	NASDAQ
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 30, 2020, the Board of Directors (the “Board”) of Kforce Inc. (“Kforce”), on the recommendation of Kforce’s Nomination Committee, voted to increase the size of its Board from seven to eight members. On November 4, 2020, Catherine H. Cloudman accepted an offer to fill the newly created directorship. Ms. Cloudman has agreed to serve as a Class III director and will stand for re-election at Kforce’s 2021 Annual Meeting of Shareholders. Ms. Cloudman will serve on the Board’s Corporate Governance committee.

Ms. Cloudman, age 51, brings to the Board nearly 30 years of professional work experience as an entrepreneur, strategic advisor, executive and board member with a unique track record of successfully leading organizations in achieving their strategic goals. Ms. Cloudman received a Bachelor of Science in each Accounting and Advertising from Syracuse University and a Master of Business Administration from Boston College.

As a non-employee director, Ms. Cloudman will be compensated for her services in the manner consistent with that of Kforce’s other non-employee directors, as discussed in Kforce’s filings with the U.S. Securities and Exchange Commission. There are no transactions in which Ms. Cloudman has an interest requiring disclosure under Item 404(a) of Regulation S-K. Additionally, there is no arrangement or understanding between Ms. Cloudman and any other persons pursuant to which she was selected as a director that would be reportable under Item 401(d) of Regulation S-K.

 SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFORCE INC.
(Registrant)

Date:	November 6, 2020	By:	/s/ DAVID M. KELLY
David M. Kelly,
Executive Vice President, Chief Financial Officer
(Principal Financial Officer)

KFORCE INC.
(Registrant)

Date:	November 6, 2020	By:	/s/ JEFFREY B. HACKMAN
Jeffrey B. Hackman,
Senior Vice President, Finance and Accounting
(Principal Accounting Officer)